UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2007

Nabi Biopharmaceuticals

(Exact name of registrant as specified in its charter)

Delaware	000-04829	59-1212264
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

12276 Wilkins Avenue Rockville, MD 20852

(Address of principal executive offices) (Zip code)

(301) 770-3099

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Nabi Biopharmaceuticals

Item 7.01.	Regulation FD Disclosure

In connection with the Company’s investor conference call on December 14, 2007 sponsored by Bear Stearns, the Company intends to review the slides furnished as Exhibit 99.1.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, and it shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing. Furthermore, the furnishing of the information included in this Item 7.01 is not intended to constitute a determination by the registrant that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01.	Financial Statements and Exhibits

Exhibit number	Description

99.1	Slides

The information included in the exhibits to this Current Report on Form 8-K is furnished pursuant to Items 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing. Furthermore, the furnishing of the information included in these exhibits to this Report is not intended to constitute a determination by the registrant that the information is material or that the dissemination of the information is required by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nabi Biopharmaceuticals

Date: December 14, 2007	By:	/s/ Jordan I. Siegel
Jordan I. Siegel
Senior Vice President, Finance and Administration
Chief Financial Officer and Treasurer

Index of Exhibits

Exhibit number	Description

99.1	Slides